                                                                     EXHIBIT 4.4

                             NIPSCO INDUSTRIES, INC.

                          NIPSCO CAPITAL MARKETS, INC.

                             NIPSCO CAPITAL TRUST I

            6,000,000 PREMIUM INCOME EQUITY SECURITIES(SM) ("PIES(SM)")*

                     Consisting of 6,000,000 Corporate PIES

                             UNDERWRITING AGREEMENT

                                                                February 9, 1999

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO. AND
MORGAN STANLEY & CO. INCORPORATED,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

            NIPSCO Industries, Inc., an Indiana corporation (the "Company"), and NIPSCO Capital Trust I, a Delaware statutory business trust (the "Trust" and, together with the Company, the "PIES Issuers") propose to sell to you (the "Underwriters") 6,000,000 Premium Income Equity Securities ("PIES") (the "Firm PIES"). In addition, the PIES Issuers propose to grant to the Underwriters an option to purchase up to an additional 900,000 PIES on the terms and for the purposes set forth in Section 3 (the "Option PIES"). The Firm PIES and the Option PIES, if purchased, are hereinafter collectively called the "PIES." Capitalized terms used herein without definition shall be used as defined in the Final Prospectus (as hereinafter defined).

            Each PIES will initially consist of a unit (a "Corporate PIES") comprised of (a) a stock purchase contract (a "Purchase Contract") under which
(i) the holder will purchase from the Company on February 16, 2003, for $50, a number of common shares, without par value, of the Company (the "Common Stock"), equal to the Settlement Rate as set forth in the Purchase Contract Agreement (as hereinafter defined) and (ii) the Company will pay to the holder contract adjustment payments and (b) a Trust Preferred Security (a "Trust Preferred Security"), having a stated liquidation amount of $50 per Trust Preferred Security, representing an undivided beneficial ownership interest in the assets of the Trust. In accordance with the terms of a Purchase Contract Agreement (the "Purchase Contract Agreement") to be entered into between the Company and The

--------
*     "Premium Income Equity Securities" and "PIES" are service marks owned by Lehman Brothers Inc.
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                                                                               2


Chase Manhattan Bank, as Purchase Contract Agent (the "Purchase Contract Agent"), the holders of the PIES will pledge the Trust Preferred Securities to The First National Bank of Chicago, as Collateral Agent (the "Collateral Agent"), pursuant to a Pledge Agreement (the "Pledge Agreement") to be entered into among the Company, the Purchase Contract Agent, The First National Bank of Chicago, as Securities Intermediary (the "Securities Intermediary"), and the Collateral Agent, to secure the holders' obligations to purchase Common Stock under the Purchase Contracts.

            NIPSCO Capital Markets, Inc., an Indiana corporation and a wholly-owned subsidiary of the Company ("Capital Markets" and, together with the Company and the Trust, the "Issuers") will own all of the beneficial ownership interests represented by the common securities (the "Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities") of the Trust. Concurrently with the issuance of the Trust Preferred Securities and Capital Markets' purchase of all of the Common Securities, the Trust will invest the proceeds of each thereof in Capital Markets' Debentures due 2005 (the "Debentures") to be issued pursuant to an Indenture, dated as of February 14, 1997 (the "Indenture"), between Capital Markets, the Company and The Chase Manhattan Bank, as trustee (the "Indenture Trustee"). Capital Markets will guarantee (the "Guarantee") the Trust Securities to the extent set forth in a Guarantee Agreement (the "Guarantee Agreement") to be entered into between Capital Markets and The Chase Manhattan Bank, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Trust Securities. The Trust Securities will be issued pursuant to the amended and restated declaration of trust of the Trust (the "Amended Declaration"), among Capital Markets, as Sponsor, Stephen P. Adik, Francis P. Girot, Jr. and Arthur
A. Paquin, as trustees (the "Regular Trustees"), The Chase Manhattan Bank, as property trustee (the "Property Trustee"), Chase Manhattan Bank Delaware as the Delaware trustee (the "Delaware Trustee" and, together with the Property Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial ownership interests in the assets of the Trust.

            This is to confirm the agreement concerning the purchase of the PIES by the Underwriters.

            1. Representations, Warranties and Agreements of the Company and Capital Markets. The Company and Capital Markets jointly represent, warrant and agree that:

                  (a) A registration statement on Form S-3 (File No. 333-69279)
            and an amendment or amendments thereto with respect to the PIES have
            (i) been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder,
            (ii) been filed with the Commission under the Securities Act and
            (iii) become effective under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such Rule. The Issuers propose to file with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)") a supplement to the form of prospectus included in the
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                                                                               3


            registration statement relating to the initial offering of the PIES and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Issuers to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement and as amended from time to time hereafter, including the exhibits thereto, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". The Basic Prospectus, as the same may be amended or supplemented from time to time, including, without limitation, by any preliminary form of prospectus supplement relating to the Corporate PIES, which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, the issue date of any Interim Prospectus or the issue date of the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference. Copies of the Registration Statement and the amendment or amendments to such Registration Statement have been delivered by Issuers to the Underwriters.

                  (b) Giving effect to the interpretations of the requirements of the Securities Act reflected in the Company's letter requesting "no-action" submitted to the staff of the Commission (the "Staff"), dated April 27, 1992, as supplemented by letters dated July 9, 1992 and September 21, 1992 (the "No-Action Request") and the Staff's response thereto dated September 25, 1992 (the "Staff Response"),
            (i) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Interim Prospectus or Final Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any Interim Prospectus complied and the Registration Statement and the Final Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities

            Act and the Rules and Regulations and (iv) any Interim Prospectus did not contain and the Final Prospectus does not contain and, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided that no representation and warranty is made as to the statement of eligibility and qualification on Form T-1 of the Indenture Trustee, the Property Trustee or the Guarantee Trustee under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or as to information contained in or omitted from the Registration Statement or the Final Prospectus in reliance upon and in conformity with written information furnished to the Issuers by any Underwriter specifically for inclusion therein; the Indenture, the Guarantee Agreement and the Amended Declaration shall have been qualified under and will comply in all material respects with the Trust Indenture Act and the applicable rules and regulations thereunder; and the Commission has not issued an order preventing or suspending the use of the Registration Statement, any Interim Prospectus or the Final Prospectus.

                  (c) Each of the Company and Capital Markets, Northern Indiana
            Public Service Company ("Northern Indiana"), Bay State Gas Company ("Bay State") and IWC Resources Corporation ("IWCR" and, together with Northern Indiana and Bay State, the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other subsidiary (as defined in Section 16) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

                  (d) The Company has an authorized capitalization as set forth in the Final Prospectus; all of the issued capital shares of the Company and each wholly-owned subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and except as set forth in Exhibit 21 to the most recent Form 10-K of the Company, all of the issued common shares of Northern Indiana and Indianapolis Water Company ("IWC") and all the issued capital shares of each other subsidiary of the Company
            (except for directors' qualifying shares and except as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
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                                                                               5


                  (e) Northern Indiana and IWCR constitute the only "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company.

                  (f) The unissued shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contracts have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable.

                  (g) The Corporate PIES have been duly authorized by the
            Company, and when duly executed by the Company (assuming due execution by the Purchase Contract Agent as attorney-in-fact for the holders thereof and due authentication by the Purchase Contract Agent) and delivered by the Company and upon payment therefor as set forth herein, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (h) The Indenture has been duly authorized by Capital Markets and the Company and (assuming due execution and delivery by the Indenture Trustee) constitutes a valid and binding agreement of each of Capital Markets and the Company enforceable against Capital Markets and the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Debentures have been duly authorized by Capital Markets and, when duly executed, authenticated, issued and delivered as contemplated by the Indenture against payment of the agreed consideration therefor, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of Capital Markets entitled to the benefits of the Indenture and the Support Agreement, dated April 4, 1989, as amended as of May 15, 1989, December 10, 1990 and February 14, 1991 (the "Support Agreement"), between the Company and Capital Markets, and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
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                                                                               6


                  (i) The Amended Declaration has been duly authorized by
            Capital Markets, and when duly executed by the proper officers of Capital Markets and the Regular Trustees (assuming due execution and delivery by the Property Trustee and the Delaware Trustee) and delivered by Capital Markets, will constitute a valid and binding agreement of Capital Markets, enforceable against Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (j) The Guarantee Agreement has been duly authorized by
            Capital Markets and, when duly executed by the proper officers of Capital Markets (assuming due execution and delivery by the Guarantee Trustee) and delivered by Capital Markets, will constitute a valid and binding agreement of Capital Markets enforceable against Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (k) The Purchase Contract Agreement has been duly authorized by the Company and, when duly executed by the proper officers of the Company (assuming due execution and delivery by the Purchase Contract Agent) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (l) The Pledge Agreement has been duly authorized by the
            Company and, when duly executed by the proper officers of the Company (assuming due execution and delivery by the Purchase Contract Agent, the Securities Intermediary and the Collateral Agent) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (m) This Agreement has been duly authorized, executed and
            delivered by each of the Company and Capital Markets; and the Remarketing Agreement (the "Remarketing Agreement") to be entered into by the Company, the Trust, Capital
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                                                                               7


            Markets and Lehman Brothers Inc., as Remarketing Agent, has been duly authorized by the Company and Capital Markets and will be, when executed and delivered by the Company and Capital Markets, duly executed and delivered by the Company and Capital Markets.

                  (n) The Corporate PIES, the Indenture, the Debentures, the
            Trust Preferred Securities, the Common Stock to be issued and sold pursuant to the Purchase Contracts, the Purchase Contract Agreement, the Amended Declaration, the Guarantee Agreement, the Support Agreement, the Pledge Agreement and the Remarketing Agreement, when the Corporate PIES are delivered pursuant to this Agreement, will conform to the descriptions thereof contained in the Final Prospectus.

                  (o) The execution, delivery and performance of this Agreement, the Indenture, the Amended Declaration, the Guarantee Agreement, the Support Agreement, the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement by the Company and Capital Markets, as applicable, and the consummation by the Company and Capital Markets of the transactions contemplated hereby and thereby and the issuance and delivery of the Corporate PIES, the Debentures and the Common Stock to be issued and sold pursuant to the Purchase Contracts (the "Transactions") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; and except for the registration of the Debentures, the Guarantees, the Purchase Contracts, the Common Stock to be issued and sold pursuant to the Purchase Contracts, the PIES and the obligations of the Company pursuant to the Support Agreement under the Securities Act, the qualification of the Indenture, the Amended Declaration and the Guarantee Agreement under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the Corporate PIES by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

                  (p) There are no contracts, agreements or understandings
            between (i) the Company or Capital Markets and (ii) any person granting such person the right to require the Company or Capital Markets to file a registration statement under the

            Securities Act with respect to any securities of the Company or Capital Markets owned or to be owned by such person or to require the Company or Capital Markets to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or Capital Markets under the Securities Act.

                  (q) Neither the Company nor any of its subsidiaries has
            sustained, since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or upon the ability of the Company or Capital Markets to perform their obligations under this Agreement (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Final Prospectus; and, since the respective dates as of which information is given in the Final Prospectus, there has not been any material change in the consolidated share capital or long-term debt of the Company and its subsidiaries or the consolidated share capital or long-term debt of any Significant Subsidiary or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Final Prospectus.

                  (r) The financial statements filed as part of the Registration
            Statement or incorporated by reference in the Final Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and, with respect to financial statements included in periodic reports filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act with the Commission on and after September 25, 1992, contain the information requested by the Staff in the Staff Response to be so included; and the supporting schedules included or incorporated by reference in the Final Prospectus present fairly the information required to be stated therein.

                  (s) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Final Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 8(i) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations, and KPMG Peat Marwick, LLP, who have certified certain financial statements of Bay State, whose report appears in the Final Prospectus or is incorporated by reference therein and who have delivered the initial KPMG letter referred to in Section 8(j) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                  (t) Each of the Company and each Significant Subsidiary has good and marketable title in fee simple to such of its fixed assets as are real property and good and marketable title to its other assets reflected in the most recent consolidated balance sheet incorporated by reference in the Final Prospectus, except properties and assets that are leased or that are sold or otherwise disposed of in the ordinary course of business after the date of said balance sheet, subject to no mortgages, liens, charges or encumbrances of any kind whatsoever ("Liens") other than Liens permitted under the Indenture.

                  (u) Other than as set forth or incorporated by reference in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property or asset of the Company or any of its subsidiaries is the subject which could reasonably be expected individually or in the aggregate to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (v) The conditions for use of Form S-3, as set forth in the
            General Instructions thereto, have been satisfied.

                  (w) There are no contracts or other documents which are
            required to be described in the Final Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Final Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                  (x) None of the Company nor any Significant Subsidiary has any
            material contingent liability which is not disclosed in the Final Prospectus.

                  (y) None of the Company nor any Significant Subsidiary (i) is
            in violation of its charter or by-laws or similar constitutive documents, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except where such defaults, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except where such violations or failures, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (z) Neither the Company nor any subsidiary of the Company is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder; the Commission has issued an order (the "Order") exempting Capital Markets from all of the provisions of the 1940 Act; the Order is in full force and effect; Capital Markets will continue to comply with the terms and conditions of the Order, or otherwise remain exempt from all of the provisions of the 1940 Act, so long as any PIES or Debentures are outstanding; and Capital Markets will apply the proceeds of the sale of the Debentures in the manner described in the Final Prospectus and in accordance with the provisions of Rule 3a-5 under the 1940 Act.

                  (aa) The Support Agreement has been duly authorized by Capital
            Markets and the Company and constitutes a valid and binding agreement of each of Capital Markets and the Company enforceable against Capital Markets and the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Company's obligations under the Support Agreement will rank prior to the equity securities of the Company and equal with all other unsecured and unsubordinated indebtedness of the Company, whether now or hereafter outstanding; and the Debentures and the Guarantee will be entitled to the benefits of the Support Agreement, the obligations of Capital Markets under the Debentures and the Guarantees will be deemed to be "Debt" (as defined in the Support Agreement) for purposes of the Support Agreement and the holders of the Debentures and the Guarantee will be entitled to the rights of "Lenders" (as defined in the Support Agreement) under the Support Agreement.

                  (bb) Each of the Company and each Significant Subsidiary has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged.

                  (cc) Except for the Company's ownership of the voting
            securities of the Northern Indiana and IWCR, as and to the extent described in the Final Prospectus, no person or corporation which is a "holding company" or a "subsidiary company" of a "holding company" (as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act")), directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of the Company or any Significant Subsidiary; the Company is a "holding company" (as such term is defined in the 1935 Act) but is exempt from all provisions of the 1935 Act pursuant to Section 3(a)(1) thereof except Section 9(a)(2) thereof; neither Northern Indiana nor IWCR is a "holding company" as defined in the 1935 Act; and Bay State is a "holding company" but is exempt from all provisions of the 1935 Act pursuant to Section 3(a)(2) thereof except Section 9(a)(2) thereof.

                  (dd) The Final Prospectus accurately describes the most
            restrictive of the existing limitations on the payment of dividends by Northern Indiana on its common shares held by the Company.

            2. Representations, Warranties and Agreements of the Company, Capital Markets and the Trust. The Company, Capital Markets and the Trust, jointly and severally, represent, warrant and agree that:

            (a) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Trust Act") with the trust power and authority to own property and conduct its business as described in the Final Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Final Prospectus; the Trust is not a party to or bound by any agreement or instrument and after the Trust executes the Amended Declaration, the Trust will not be a party to or bound by any agreement or instrument other than this Agreement, the Remarketing Agreement, the Amended Declaration and the other agreements entered into in connection with the transactions contemplated hereby; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, the Remarketing Agreement and the Amended Declaration and described in the Final Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

            (b) The Amended Declaration has been duly authorized by Capital Markets, as Sponsor, and, when duly executed and delivered by Capital Markets, as Sponsor, and the Regular Trustees (assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee), will constitute a valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform to the description thereof contained in the Final Prospectus.

            (c) The Trust Securities, upon issuance and delivery and payment therefor in the manner described herein, will be duly authorized, validly issued, fully paid and, in the case of the Preferred Securities, non-assessable and will conform to the descriptions contained in the Final Prospectus.

            (d) This Agreement has been duly authorized, executed and delivered by the Trust; and the Remarketing Agreement has been duly authorized by the Trust and will be, when delivered by the Trust, duly executed and delivered by the Trust.

            (e) The execution, delivery and performance of this Agreement, the Amended Declaration, the Remarketing Agreement and the Trust Securities by the Trust, the purchase of the Debentures by the Trust from Capital Markets, the distribution of the Debentures upon the liquidation of the Trust in the circumstances contemplated by the Amended Declaration, and the consummation by the Trust of the transactions contemplated herein and in the Amended Declaration and the Remarketing Agreement (the "Trust Transactions"), will not result in a violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its assets; and except for the registration of the Trust Preferred Securities under the Securities Act, the qualification of the Amended Declaration under the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act or under applicable state securities laws in connection with the purchase and distribution of the Trust Preferred Securities by the Underwriters, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the Trust Transactions.

            (f) The Trust is not an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

            3. Purchase of the PIES by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the PIES Issuers agree to sell 6,000,000 Firm PIES to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of the Firm PIES set forth opposite such Underwriter's name in Schedule 1 hereto.

            In addition, the PIES Issuers grant to the Underwriters an option to purchase up to 900,000 Option PIES. Such option is granted solely for the purpose of covering over-allotments in the sale of the Firm PIES and is exercisable as provided in Section 5 hereof. Option PIES shall be purchased severally for the account of the Underwriters in proportion to the number of Firm PIES set forth opposite the name of such Underwriter in Schedule 1 hereto. The respective obligations of each Underwriter with respect to the Option PIES shall be adjusted by Lehman Brothers Inc. so that no Underwriter should be obligated to purchase Option PIES other than in 100 unit amounts.

            The price of both the Firm PIES and any Option PIES shall be $50 per PIES.

            The Issuers shall not be obligated to deliver any of the PIES to be delivered on the First Delivery Date (as hereinafter defined) or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the PIES to be purchased on such Delivery Date as provided herein.

            As compensation to the Underwriters for arranging the purchase of the Debentures with the proceeds from the sale of the PIES, Capital Markets will, on the applicable Delivery Date (as such term is defined in Section 5), pay to Lehman Brothers Inc., for the accounts of the several Underwriters, an amount equal to $1.50 per PIES to be delivered hereunder on such Delivery Date.

            4. Offering of PIES by the Underwriters. Upon authorization by Lehman Brothers Inc. of the release of the Firm PIES, the several Underwriters propose to offer the Firm PIES for sale upon the terms and conditions set forth in the Final Prospectus.

            5. Delivery of and Payment for the PIES. Delivery of and payment for the PIES shall be made at the office of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois 60606, at 8:30 A.M., Chicago time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company, through the facilities of The Depository Trust Company ("DTC"), shall deliver or cause to be delivered a securities entitlement with respect to the Firm PIES to the Lehman Brothers Inc. for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price by wire transfer of same-day funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm PIES shall be registered in the name of Cede & Co., as nominee for DTC.

            At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 3 may be exercised by written notice being given to the Company by the Underwriters. Such notice shall set forth the aggregate number of Option PIES as to which the option is being exercised, the names in which the Option PIES are to be registered, the denominations in which the Option PIES are to be issued and the date and time, as determined by the Underwriters, when the Option PIES are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option PIES are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

            Delivery of and payment for the Option PIES shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Underwriters and the Company) at 8:30 A.M., Chicago time, on the Second Delivery Date. On the Second Delivery Date, the Company, through the facilities of DTC, shall deliver or cause to be delivered a securities entitlement with respect to the Option PIES to Lehman Brothers Inc. for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price by wire transfer of same-day funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option PIES shall be registered in the name of Cede & Co., as nominee of DTC.

            The Trust Preferred Securities underlying the PIES will be pledged with the Collateral Agent to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Securities Intermediary of the Trust Preferred Securities to be pledged to the Collateral Agent in accordance with the Pledge Agreement.

            6. Further Agreements of the Issuers. The Issuers agree:

                  (a) To prepare the Final Prospectus in a form approved by the
            Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Final Prospectus or any Interim Prospectus except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus or any amended Final Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Issuers with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the PIES; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Final Prospectus or any Interim Prospectus, of the suspension of the qualification of the PIES for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Final Prospectus or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal.

                  (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                  (c) To deliver promptly to the Underwriters in New York City such number of the following documents as the Underwriters shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Support Agreement and the Remarketing Agreement) and, (ii) the Final Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this

            Agreement) and any amended or supplemented Final Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement) and (iii) any document incorporated by reference in any Interim Prospectus or Final Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the PIES (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Underwriters and to prepare and to file such amendment, supplement or document, to cause any amendment of the Registration Statement containing an amended Final Prospectus to be made effective as soon as possible and to prepare and, at any time prior to the expiration of nine months after the date hereof, furnish, without charge (and at any time thereafter furnish at the expense of the Underwriters), to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time request of an amended or supplemented Final Prospectus which will correct such statement or omission or effect such compliance.

                  (d) To file promptly with the Commission any amendment to the
            Registration Statement or the Final Prospectus or any supplement to the Final Prospectus that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission.

                  (e) Prior to filing with the Commission any amendment to the
            Registration Statement or supplement to the Final Prospectus or any document incorporated by reference in the Final Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters; and not to file any such amendment or supplement which shall be disapproved by the Underwriters promptly after reasonable notice.

                  (f) As soon as practicable to make generally available to the
            Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                  (g) During a period of five years following the effective date of the Registration Statement, to deliver to the Underwriters copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and deliver to the Underwriters (i) as soon as they are available, copies of any reports and financial statements furnished to or filed by the Company or Capital Markets with the Commission or any national securities exchange on which the PIES or any class of securities of the Company or Capital Markets is listed; and (ii) such additional information concerning the business and financial condition of the Company or Capital Markets as the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to the Company's shareholders generally or to the Commission).

                  (h) Promptly from time to time to take such action as the
            Underwriters may reasonably request to qualify the Debentures, the Trust Preferred Securities, the Guarantees, the Purchase Contracts, the Common Stock, the Corporate PIES and the obligations of the Company pursuant to the Support Agreement for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Debentures, the Trust Preferred Securities, the Guarantees, the Purchase Contracts, the Common Stock, the Corporate PIES and the obligations of the Company pursuant to the Support Agreement; provided that in connection therewith, neither the Company nor Capital Markets nor the Trust, shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (i) The Company, Capital Markets and the Trust shall not (i)
            directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any PIES, Common Stock, Purchase Contracts, Trust Preferred Securities or Debentures, as the case may be, or any securities of the Company, Capital Markets or the Trust similar to the PIES, Common Stock, Purchase Contracts, Trust Preferred Securities or Debentures, or any security convertible into or exercisable or exchangeable for PIES, Common Stock, Purchase Contracts, Trust Preferred Securities or Debentures, or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the PIES, Common Stock, Purchase Contracts, Trust Preferred Securities or Debentures, or any securities convertible into or exercisable or exchangeable for PIES, Common Stock, Purchase Contracts, Trust Preferred Securities or Debentures, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of PIES, Common Stock, Purchase Contracts, Trust Preferred Securities, Debentures or such other securities, in cash or otherwise, for a period of 90 days from the date hereof without the prior written consent of Lehman Brothers Inc., other than (i) pursuant to this Agreement, (ii) Treasury PIES or Corporate PIES to be created or recreated upon substitution of pledged securities or shares of Common Stock issuable upon early settlement of the Corporate PIES or Treasury PIES, (iii) any shares of Common Stock issued by the Company upon exercise of an option, warrant, or the conversion of a security described herein, (iv) any shares of Common Stock issued, or options to purchase such shares granted, pursuant to existing employee benefit plans described in the Final Prospectus, (v) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (vi) any medium-term notes registered under the Registration Statement as of the date hereof..

                  (j) To use their best efforts to complete the listing of the
            Corporate PIES and the Common Stock to be issued and sold pursuant to the Purchase Contracts on the New York Stock Exchange, Inc., subject only to official notice of issuance and evidence of satisfactory distribution.

                  (k) To use the net proceeds received by it from the sale of the PIES pursuant to this Agreement in the manner specified in the Final Prospectus under the caption "Use of Proceeds."

            7. Expenses. The Company and Capital Markets, jointly and severally, agree to pay (a) the fees, disbursements and expenses of the Issuers' counsel and accountants in connection with the registration of the PIES under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Interim Prospectus and the Final Prospectus and amendments and supplements thereto; (b) the costs incident to the authorization, issuance, sale and delivery of the Debentures, Trust Securities, Guarantees, Purchase Contracts, Common Stock to be issued and sold pursuant to the Purchase Contracts and PIES and any taxes payable in connection therewith; (c) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (d) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Interim Prospectus, the Final Prospectus and any amendment or supplement to any such prospectus or any document incorporated by reference therein, all as provided in this Agreement;
(e) the costs of reproducing and distributing this Agreement; (f) the costs of distributing the terms of any agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Debentures, Trust Preferred Securities, Guarantees, Purchase Contracts, Common Stock, Corporate PIES and the obligations of the Company pursuant to the Support Agreement under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the filing fees and any expenses of legal counsel incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the PIES; (j) any fees charged by securities rating services for rating the PIES (or any related security); (k) the fees and expenses of the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary, the Indenture Trustee, the Property Trustee, the Delaware Trustee and the Guarantee Trustee and their respective counsel; (l) any transfer taxes payable in connection with the sale of the PIES to the

Underwriters; and (m) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement; provided that, except as provided in this Section 7 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the PIES which they may sell and the expenses of advertising any offering of the PIES made by the Underwriters.

            8. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Issuers contained herein, to the performance by the Issuers of their respective obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Final Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification of the Indenture, the Guarantee Agreement or the Amended Declaration shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Final Prospectus or otherwise shall have been complied with.

            (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Final Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Debentures, the Trust Securities, the Guarantees, the Purchase Contracts, the Common Stock to be issued and sold pursuant to the Purchase Contracts, the Support Agreement, the Registration Statement, any Interim Prospectus and the Final Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (d) Schiff Hardin & Waite shall have furnished to the Underwriters its written opinion, as counsel to the Company and Capital Markets, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) The Company and each Significant Subsidiary have
                  been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with respective power and authority (corporate and other) to own their respective properties and conduct their businesses as described in the Final Prospectus.

                        (ii) The Company has an authorized capitalization as set
                  forth in the Final Prospectus, all of the issued capital shares of the Company and each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued common shares of Northern Indiana and all of the issued capital shares of IWCR (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                        (iii) The Company and each Significant Subsidiary has
                  been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                        (iv) There are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting or transfer of, (A) any shares of Common Stock issuable pursuant to the Purchase Contracts or (B) the Debentures pursuant to the Company's or Capital Markets' charter or by-laws or any agreement or other instrument known to such counsel.

                        (v) To the best of such counsel's knowledge and other
                  than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property or asset of the Company or any of its subsidiaries is subject which could reasonably be expected individually or in the aggregate to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge and other than as set forth in the Final Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                        (vi) The Registration Statement was declared effective
                  under the Securities Act, and the Indenture, the Amended Declaration and the Guarantee Agreement were qualified under the Trust Indenture Act, as of the date and time specified in such opinion, the Final Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                        (vii) Giving effect to the interpretations of the
                  requirements of the Securities Act reflected in the No-Action Request and the Staff Response, the Registration Statement, as of its effective date, and the Final Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Issuers prior to such Delivery Date (other than the financial statements, related schedules and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Trust Indenture Act; and the documents incorporated by reference in the Final Prospectus and any further amendment or supplement to any such incorporated document made by any of the Issuers prior to such Delivery Date (other than the financial statements, related schedules and other financial data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and the Indenture, the Amended Declaration and the Guarantee Agreement conform in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                        (viii) The statements contained in the Final Prospectus
                  under the captions (A) "Description of the Debentures," "Description of the Preferred Securities," "Description of the Guarantee," "Relationship Among the Preferred Securities, the Debentures and the Guarantee," "Description of the Common Shares," "Description of the Stock Purchase Contracts and Stock Purchase Units" and "Description of the Support Agreement" in the Basic Prospectus and (B) "Prospectus Supplement SummaryyThe Offering," "Description of the PIES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement," "Description of the Preferred Securities," "Description of the Debentures" and "Description of the Guarantee" in the Prospectus Supplement insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                        (ix) The unissued shares of Common Stock to be issued
                  and sold by the Company pursuant to the Purchase Contracts have been duly and validly authorized and reserved for issuance and when issued and delivered in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable.

                        (x) The Corporate PIES have been duly authorized,
                  executed and delivered by the Company and (assuming due execution by the Purchase Contract Agent as attorney-in-fact of the holders thereof and due authentication by the Purchase Contract Agent) upon payment therefor as set forth herein, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                        (xi) The Indenture has been duly authorized, executed
                  and delivered by the Company and Capital Markets and (assuming due authentication, execution and delivery by the Indenture Trustee) constitutes a valid and binding agreement of each of the Company and Capital Markets enforceable against the Company and Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                        (xii) The Debentures have been duly authorized, executed
                  and delivered by Capital Markets and (assuming due authentication by the Indenture Trustee) upon payment therefor as set forth herein, will constitute valid and binding obligations of Capital Markets entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                        (xiii) The Amended Declaration has been duly authorized,
                  executed and delivered by Capital Markets.

                        (xiv) The Guarantee Agreement has been duly authorized,
                  executed and delivered by Capital Markets and (assuming due execution and delivery by the Guarantee Trustee) constitutes a valid and binding agreement of Capital Markets enforceable against Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                        (xv) The Purchase Contract Agreement and the Pledge
                  Agreement have been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Purchase Contract Agent and, in the case of the Pledge Agreement, the Securities Intermediary and the Collateral Agent) constitute valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing provided, however, that based on a review of applicable case law, upon the occurrence of a Termination Event, Section 365(e)(1) of the Bankruptcy Code (11 U.S.C. ss.ss. 101-1330, as amended) should not substantively limit the provisions of Sections 3.15 and
                  5.8 of the Purchase Contract Agreement and Section 5.4 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Trust Preferred Securities, the Debentures, the Applicable Ownership Interest (as specified in clause (A) of the definition thereof in the Amended Declaration) of the Treasury Portfolio or the Treasury Securities.

                        (xvi) This Agreement and the Remarketing Agreement have
                  been duly authorized, executed and delivered by the Company and Capital Markets.

                        (xvii) The Support Agreement has been duly authorized,
                  executed and delivered by the Company and Capital Markets and constitutes a valid and binding agreement of the Company and Capital Markets enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Debentures and the Guarantee will be entitled to the benefits of the Support Agreement, the obligations of Capital Markets under the Debentures and the Guarantees will be deemed to be "Debt" for purposes of the Support Agreement and the holders of the Debentures and the Guarantee will be entitled to the rights of "Lenders" under the Support Agreement.

                        (xviii) The Transactions will not conflict with or
                  result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust, the Company or any of the Significant Subsidiaries is a party or by which the Trust, the Company or any of the Significant Subsidiaries is bound or to which any of the properties or assets of the Trust, the Company or any of the Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of the Significant Subsidiaries or the Amended Declaration or Certificate of Trust of the Trust or any statute, rule or regulation or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Trust, the Company or any of the Significant Subsidiaries or any of their properties or assets; and, except for the registration of the Debentures, the Trust Preferred Securities, the Guarantees, the Purchase Contracts, the Common Stock to be issued and sold pursuant to the Purchase Contracts, the Company's obligations under the Support Agreement and the PIES under the Securities Act, the qualification of the Indenture, the Amended Declaration and the Guarantee Agreement under the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the PIES by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

                        (xix) The provisions of the Pledge Agreement are
                  effective to create, in favor of the Collateral Agent for the benefit of the Company, a valid and perfected security interest under the Uniform Commercial Code as in effect on the date of such opinion in the State of New York (the "New York UCC") in the Pledged Preferred Securities, Pledged Debentures, Applicable Ownership Interests (as specified in clause (A) of the definition thereof in the Amended Declaration) of the Treasury Portfolio and Pledged Treasury Securities from time to time credited to the Collateral Account in accordance with the Pledge Agreement. For purposes of such counsel's opinion, capitalized terms used in this clause (xix) shall have the meanings ascribed to such terms in the Pledge Agreement.

                        (xx) The issuance and sale of the PIES do not contravene
                  the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission.

                        (xxi) None of the Trust nor the Company or any of its
                  subsidiaries is, and upon the issuance and sale of the PIES as herein contemplated and the application of the net proceeds therefrom as described in the Final Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

                        (xxii) Based upon current law and the assumptions stated
                  or referred to therein: (i) the Trust will be classified as a grantor trust for United States federal income tax purposes and not as an association taxable as a corporation; (ii) the Debentures will be classified as indebtedness of Capital Markets and (iii) the statements set forth in the Final Prospectus under the caption "Certain United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

            In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Indiana and New York (with respect to clause (xi)) and (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of the laws of the State of Massachusetts upon the opinion of William D. MacGillivray, Esq. Such counsel shall also advise the Underwriters that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Final Prospectus or any further amendment or supplement thereto made by the Company or Capital Markets prior to such Delivery Date, they have no reason to believe that any of such documents (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such documents became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading. Such counsel shall also advise the Underwriters that although such counsel is not passing upon and, except as set forth in clauses (viii) and (xxii) above, assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus and any further amendments and supplements thereto made by the Company or Capital Markets prior to such Delivery Date, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or Capital Markets prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Final Prospectus or any further amendment or supplement thereto made by the Company or Capital Markets prior to such Delivery

            Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Delivery Date, either the Registration Statement or the Final Prospectus or any further amendment or supplement thereto made by the Company or Capital Markets prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus or required to be described in the Registration Statement or the Final Prospectus which were not filed or incorporated by reference or described as required.

                  (e) Richards, Layton & Finger, P.A. shall have furnished to the Underwriters its written opinion, as special Delaware counsel to the Issuers, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) The Trust has been duly created and is validly
                  existing in good standing as a business trust under the Delaware Trust Act. Under the Delaware Trust Act and the Amended Declaration, the Trust has the business trust power and authority to own property and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under this Agreement and the Trust Securities.

                        (ii) The Common Securities have been duly authorized by
                  the Amended Declaration and, when issued and delivered by the Trust to Capital Markets against payment therefor in accordance with the terms of the Amended Declaration and as described in the Final Prospectus, will be validly issued and (subject to the terms in this paragraph) fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the holders of Common Securities will be subject to the withholding provisions of Section 10.4 of the Amended Declaration, will be required to make payment or provide indemnity or security as set forth in the Amended Declaration and will be liable for the debts and obligations of the Trust to the extent provided in Section 9.1(b) of the Amended Declaration); under the Delaware Trust Act and the Amended Declaration, the issuance of the Common Securities is not subject to preemptive rights.

                        (iii) The Trust Preferred Securities have been duly
                  authorized by the Amended Declaration and, when issued and delivered in accordance with the terms of the Amended Declaration against payment therefor as set forth herein, the Trust Preferred Securities will be validly issued and (subject to the terms in this paragraph) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, the Holders of the Trust Preferred Securities will be entitled to the benefits of the Amended Declaration (subject to the limitations set forth in clause (v) below) and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (such counsel may note that the holders of Trust Preferred Securities will be subject to the withholding provisions of
                  Section 10.4 of the Amended Declaration and will be required to make payment or provide indemnity or security as set forth in the Amended Declaration); under the Delaware Trust Act and the Amended Declaration, the issuance of the Trust Preferred Securities is not subject to preemptive rights.

                        (iv) Under the Delaware Trust Act and the Amended
                  Declaration, all necessary trust action has been taken to duly authorize the execution, delivery and performance by the Trust of the Underwriting Agreement and the Remarketing Agreement.

                        (v) Assuming the Amended Declaration has been duly
                  authorized by Capital Markets and has been duly executed and delivered by Capital Markets and the Regular Trustees, and assuming due authorization, execution and delivery of the Amended Declaration by the Property Trustee and the Delaware Trustee, the Amended Declaration constitutes a valid and binding obligation of Capital Markets and the Regular Trustees, enforceable against Capital Markets and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                        (vi) The issuance and sale by the Trust of the Trust
                  Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and compliance by the Trust with its obligations thereunder do not violate any of the provisions of the Certificate of Trust or the Amended Declaration or any applicable Delaware law or administrative regulation.

                        (vii) Assuming that the Trust derives no income from or
                  connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other that as may be required under the securities or blue sky laws of the state of Delaware, as to which such counsel need express no opinion) is necessary or required to be obtained by the Trust solely in connection with the due authorization, execution and delivery by the Trust of the Underwriting Agreement or the offering, issuance, sale or delivery of the Trust Preferred Securities.

                  (f) Kelley Drye & Warren LLP shall have furnished to the
            Underwriters its written opinion, as counsel to The Chase Manhattan Bank, as Property Trustee and Guarantee Trustee, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) Each of the Property Trustee and the Guarantee
                  Trustee is duly incorporated as a New York banking corporation with all necessary power and authority to execute and deliver and perform their respective obligations under the terms of the Amended Declaration and the Guarantee Agreement.

                        (ii) The execution, delivery and performance by the
                  Property Trustee of the Amended Declaration and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Amended Declaration has been duly executed and delivered by the Property Trustee and the Guarantee Agreement has been duly executed and delivered by the Guarantee Trustee and each constitutes the valid and binding agreement of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                        (iii) The execution, delivery and performance of the
                  Amended Declaration and the Guarantee Agreement by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee and the Guarantee Trustee, respectively.

                        (iv) No consent, approval or authorization of, or
                  registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Amended Declaration and the Guarantee Agreement, respectively.

                  (g) Richards, Layton & Finger, P.A. shall have furnished to the Underwriters its written opinion, as counsel to Chase Manhattan Bank Delaware, as Delaware Trustee, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) The Delaware Trustee has been duly incorporated and
                  is validly existing as a banking corporation in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Amended Declaration.

                        (ii) The execution, delivery and performance by the
                  Delaware Trustee of the Amended Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Amended Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the valid and binding agreement of the Delaware Trustee enforceable against the Delaware Trustee in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                        (iii) The execution, delivery and performance of the
                  Amended Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.

                        (iv) No consent, approval or authorization of, or
                  registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Amended Declaration.

                  (h) Kelley Drye & Warren LLP shall have furnished to the
            Underwriters its written opinion, as counsel to The Chase Manhattan Bank, as Purchase Contract Agent, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) The Purchase Contract Agent is duly incorporated as
                  a New York banking corporation with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

                        (ii) The execution, delivery and performance by the
                  Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the PIES have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the valid and binding agreements of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                        (iii) The execution, delivery and performance of the
                  Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

                        (iv) No consent, approval or authorization of, or
                  registration with or notice to, any state or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

                  (i) With respect to the letter of Arthur Andersen LLP
            delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Issuers shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission,

            (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (j) With respect to the letter of KPMG Peat Marwick, LLP
            delivered to the Underwriters concurrently with the execution of this Agreement (the "initial KPMG letter"), the Issuers shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial KPMG letter.

                  (k) Each of the Company and Capital Markets shall have
            furnished to the Underwriters a certificate, dated such Delivery Date, of, (i) with respect to the Company, (A) Gary L. Neale, its Chairman of the Board and President, or Patrick J. Mulchay, its Executive Vice President, and (B) Stephen P. Adik, its chief financial officer, and (ii) with respect to Capital Markets, Stephen
            P. Adik, its President, and Francis P. Girot, Jr., its chief financial officer, stating that:

                        (i) The representations, warranties and agreements of
                  the Company and Capital Markets in Sections 1 and 2 are true and correct as of such Delivery Date; the Company and Capital Markets have complied with all its agreements contained herein; and the conditions set forth in Section 8(a) have been fulfilled;

                        (ii) (A) Neither the Company nor any of its subsidiaries
                  has sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Final Prospectus and (B) since the respective dates as of which information is given in the Final Prospectus, there has not been any material change in the consolidated share capital or long-term debt of the Company and its subsidiaries or the consolidated share capital or long-term debt of any Significant Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Final Prospectus; and

                        (iii) They have carefully examined the Registration
                  Statement and the Final Prospectus and, in their opinion (A) the Registration Statement, as of its effective date, and the Final Prospectus, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such dates, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statement or the Final Prospectus.

                  (l) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the PIES being delivered on such Delivery Date on the terms and in the manner contemplated in the Final Prospectus.

                  (m) Subsequent to the execution and delivery of this Agreement
            (i) no downgrading shall have occurred in the rating accorded the Company's or any Significant Subsidiary's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or any Significant Subsidiary's debt securities.

                  (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the PIES being delivered on such Delivery Date on the terms and in the manner contemplated in the Final Prospectus.

                  (o) The New York Stock Exchange, Inc. shall have approved the
            Corporate PIES for listing, subject only to official notice of issuance.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

            9. Indemnification and Contribution.

            (a) The Issuers, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of PIES), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, any Interim Prospectus or the Final Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by any Issuer (or based upon any written information furnished by the Issuers) specifically for the purpose of qualifying any or all of the Debentures, the Trust Preferred Securities, the Guarantees, the Purchase Contracts, the Common Stock or the Corporate PIES under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Registration Statement, any Interim Prospectus or the Final Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Issuers shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Interim Prospectus or the Final Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Issuers by any Underwriter specifically for inclusion therein and described in Section 9(e); and provided further, that as to any Interim Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of PIES to any person by that Underwriter if that Underwriter failed to send or give a copy of the Final Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Interim Prospectus was corrected in the Final Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c). For purposes of the last proviso to the immediately preceding sentence, the term "Final Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Interim Prospectus or the Final Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Issuers may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and Capital Markets, their officers and employees, each of their directors, the Trust and each Trustee and each person, if any, who controls any of the Issuers within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director or officer, the Trust or any Trustee or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, any Interim Prospectus or the Final Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Registration Statement, any Interim Prospectus or the Final Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Issuers by that Underwriter specifically for inclusion therein and described in Section 9(e), and shall reimburse the Company and Capital Markets and any such director or officer, the Trust or any Trustee or any such controlling person for any legal or other expenses reasonably incurred by the Company or Capital Markets or any such director or officer, the Trust or any Trustee or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or Capital Markets or any such director or officer, the Trust or any Trustee or any such controlling person.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Issuers under this
Section 9 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and their respective officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Issuers. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other from the offering of the PIES or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the PIES purchased under this Agreement (before deducting expenses) received by the Issuers, on the one hand, and the total compensation received by the Underwriters with respect to the PIES purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the PIES under this Agreement, in each case as set forth on the cover page of the Final Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the PIES underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

            (e) The Underwriters severally confirm that the statements with respect to the public offering of the PIES set forth on the cover page of, and under the caption "Underwriting" in, the Final Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Final Prospectus.

            10. Defaulting Underwriters.

            If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the PIES which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm PIES set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm PIES set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the PIES on such Delivery Date if the total number of the PIES which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of PIES to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of PIES which it agreed to purchase on such Delivery Date pursuant to the terms of Section 5. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the PIES to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the PIES which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option PIES) shall terminate without liability on the part of any non-defaulting Underwriter or the Issuers, except that the Company and Capital Markets will continue to be liable for the payment of expenses to the extent set forth in Section 7. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 10, purchases Firm PIES or Option PIES which a defaulting Underwriter agreed but failed to purchase.

            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Issuers for damages caused by its default. If other underwriters are obligated or agree to purchase the PIES of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Final Prospectus or in any other document or arrangement.

            11. Termination.

            The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Firm PIES if, prior to that time, any of the events described in Sections 8(l), 8(m) or 8(n) shall have occurred or if the Underwriters shall decline to purchase the PIES for any reason permitted under this Agreement.

            12. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the PIES for delivery to the Underwriters for any reason permitted under this Agreement, or

(b) the Underwriters shall decline to purchase the PIES for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 11 other than in accordance with Section 10 as a result of the default by any Underwriter), the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the PIES, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

            13. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by
            mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention:
            Syndicate Department (Fax: 212-528-8822);

                  (b) if to the Company, Capital Markets or to the Trust, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
            Attention: Treasurer (Fax: 219-853-5352);

provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to Lehman Brothers Inc., which address will be supplied to any other party hereto by Lehman Brothers Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

            14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Issuers and any person controlling the Issuers within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            15. Survival. The respective indemnities, representations, warranties and agreements of the Issuers and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the PIES and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

            16. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

            17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

            18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing correctly sets forth the agreement among the Company, Capital Markets, the Trust, and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                                          Very truly yours,

                                          NIPSCO INDUSTRIES, INC.

                                          By:
                                             -------------------------------
                                             Title:


                                          NIPSCO CAPITAL MARKETS, INC.

                                          By:
                                             -------------------------------
                                             Title:


                                          NIPSCO CAPITAL TRUST I

                                          By: NIPSCO Capital Markets, Inc., as
                                              Sponsor

                                              By:
                                                 -------------------------------
                                                 Title:

Accepted:

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO.
 INCORPORATED

By:  LEHMAN BROTHERS INC.


     By:
         -------------------------
         Authorized Representative

                                   SCHEDULE 1

                                                                     Number of
                                                                        Firm
      Underwriters                                                      PIES
      ------------                                                   ---------

      Lehman Brothers Inc. .......................................   3,300,000

      Goldman, Sachs & Co. .......................................   1,350,000

      Morgan Stanley & Co. Incorporated ..........................   1,350,000

                                                                     ---------

            Total ................................................   6,000,000
                                                                     =========